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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                November 30, 1999



                        WEITZER HOMEBUILDERS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                    0-25850            65-0502494
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(State or Other Jurisdiction        (Commission        (IRS Employer
      of Incorporation)            File Number)     Identification No.)


         7270 NW 12th Street, Suite 410
                 Miami, Florida                           33126
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    (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (305) 599-8100




                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)
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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On December 2, 1999, the Company filed a Form 8-K (the "Form 8-K"), reporting that McKean, Paul, Chrycy, Fletcher & Co. ("McKean") had been dismissed as the Company's independent auditors. The Company stated in the Form 8-K that a letter from McKean would be filed by amendment. McKean has provided the Company with a letter dated December 6, 1999. A copy of the letter, which states that McKean agrees with the Company's statements in its December 2, 1999 Form 8-K as filed, is being filed under cover of this Form 8-K/A.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      16.1 Letter from McKean addressed to the Securities and Exchange Commission, dated December 6, 1999.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                           WEITZER HOMEBUILDERS INCORPORATED

Date: December 14, 1999                         /s/ Sergio Pino
                                                --------------------------------
                                           By:  Sergio Pino
                                              ------------------------------
                                                Chief Executive Officer